Exhibit 10.1

 FIRST INCREMENTAL AMENDMENT TO TERM LOAN CREDIT AGREEMENT

This FIRST INCREMENTAL AMENDMENT TO CREDIT AGREEMENT, dated as of November 18, 2021 (this “Amendment”), is entered into by and among the Lenders (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”) as administrative agent (in such capacity, “Administrative Agent”) and as collateral agent (in such capacity, “Collateral Agent”), CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation (“Borrower”), and the Guarantors party hereto (each, a “Guarantor” and individually and collectively, jointly and severally, the “Guarantors”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned thereto in the Credit Agreement (as defined below).

WHEREAS, reference is hereby made to the Term Loan Credit Agreement, dated as of June 8, 2021 (the “Initial Closing Date”) (as amended, restated, supplemented or otherwise modified prior to giving effect to this Amendment, the “Existing Credit Agreement” and, the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), among Borrower, the Guarantors party thereto, the lenders party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent;

WHEREAS, Borrower has requested that (i) one or more of the Lenders (such Lenders, the “Incremental Lenders”) provide an Incremental Term Facility in an aggregate amount equal to $75,000,000 (such Term Loans provided under such Incremental Term Facility, the “First Amendment Incremental Term Loans”) and (ii) the Required Lenders amend the cap set forth in Section 2.14(a)(i) to permit the aggregate amount of all Increases to be no greater than $115,000,000;

WHEREAS, the Incremental Lenders have indicated their willingness to make the First Amendment Incremental Term Loans on the terms and subject to the conditions of this Amendment in the amounts set forth opposite each such Incremental Lender’s name under the heading “First Amendment Incremental Term Loan Commitments” on Schedule C-1 hereto; and

WHEREAS, the parties hereto are willing, on the terms and subject to the conditions stated below, to amend the Existing Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; References. The rules of construction and other interpretive provisions specified in Sections 1.1, 1.3, 1.4, 1.5, and 1.6 of the Existing Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.

SECTION 2. Incremental Amendment.

(a)            This Amendment is an amendment to incur an additional term loan facility as described in Section 2.14(a) of the Existing Credit Agreement which shall be deemed incurred pursuant to this Amendment.  Subject to the satisfaction of the conditions set forth in Section 4 below, each Incremental Lender agrees, effective as of the First Amendment Effective Date, to extend the term loan commitments set forth opposite such Incremental Lender’s name under the heading “First Amendment Incremental Term Loan Commitments” on Schedule C-1 hereto on the First Amendment Effective Date (the “First Amendment Incremental Term Loan Commitments”).  From and after the First Amendment Effective Date, (i) each Incremental Lender shall be an “Lender” for all purposes under the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents (ii) the First Amendment Incremental Term Loan Commitment of each Incremental Lender shall be a “Commitment” for all purposes under the Credit Agreement and the other Loan Documents and Schedule C-1 of the Existing Credit Agreement shall be deemed amended and supplemented to include such Schedule C-1 hereto and (iii) the First Amendment Incremental Term Loans of the Incremental Lenders shall be “Term Loans” (and have the same terms (including with respect to Guarantees and Collateral and rights to payment and prepayment) as the Term Loans made on the Initial Closing Date), for all purposes under the Credit Agreement and the other Loan Documents.  The First Amendment Incremental Term Loans shall be made in a single Borrowing on the First Amendment Effective Date.

(b)            For the avoidance of doubt, the terms and provisions of the First Amendment Incremental Term Loans shall be identical to the Term Loans made on the Initial Closing Date, including the same repayment terms and the same Applicable Margin and Prepayment Premium terms set forth in the Existing Credit Agreement.

(c)            Notwithstanding anything to the contrary in the Credit Agreement, (i) the First Amendment Incremental Term Loans will be borrowed at the LIBOR Option, (ii) the initial Interest Period applicable to the First Amendment Incremental Term Loans shall end on the same day as the Interest Period in effect on the First Amendment Effective Date with respect to the Term Loans made on the Initial Closing Date and (iii) the LIBOR Rate with respect to such initial Interest Period shall be identical to the LIBOR Rate for such Interest Period in effect on the First Amendment Effective Date with respect to the Term Loans made on the Initial Closing Date.

(d)            Notwithstanding anything to the contrary in Section 2.14 of the Existing Credit Agreement, the execution and delivery of this Amendment by Borrower and the satisfaction of all conditions precedent to effectiveness of this Amendment pursuant to Section 4 hereof shall be deemed to constitute a properly delivered and accepted written notice by Borrower in accordance with the terms of Section 2.14(a) of the Existing Credit Agreement.

(e)            The Borrower and the Lenders party hereto hereby waive the procedures set forth in Section 2.14(b) of the Credit Agreement and acknowledge and agree that each Lender has been provided the option to provide up to its Pro Rata Share of the First Amendment Incremental Term Loans.

(f)            Notwithstanding anything to the contrary contained herein, if funding of the First Amendment Incremental Term Loans shall not have occurred on the First Amendment Effective Date, this Amendment shall immediately terminate on the day after the First Amendment Effective Date and shall no longer be in force and effect, and the First Amendment Incremental Term Loan Commitments hereunder shall automatically terminate on such date.

SECTION 3. Amendments to Credit Agreement.  The Existing Credit Agreement is, subject to satisfaction of each of the conditions set forth in Section 4 herein, amended as of the First Amendment Effective Date, as follows:

(a)             the following defined terms and related definitions shall be added to Section 1.01 of the Existing Credit Agreement in proper alphabetical order:

“First Amendment” means that certain First Incremental Amendment to Credit Agreement, dated as of November 18, 2021, by and among Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“First Amendment Incremental Term Loans” has the meaning set forth in the First Amendment.

“First Amendment Effective Date” has the meaning provided in the First Amendment.

(b)            Section 2.4(d)(i) of the Existing Credit Agreement shall be amended and restated in its entirety to read:

(i)            In addition to any other mandatory prepayments pursuant to this Section 2.4(d), on each date set forth below, Borrower shall be required to repay, to the Administrative Agent for the ratable account of the Lenders, that principal amount of the Term Loans (including, for the avoidance of doubt, the First Amendment Incremental Term Loans), to the extent then outstanding, as is set forth opposite each such date below:

Date	Amount

December 31, 2021	$437,500
March 31, 2022	$437,500
June 30, 2022	$437,500
September 30, 2022	$437,500
December 31, 2022	$437,500
March 31, 2023	$437,500
June 30, 2023	$437,500
September 30, 2023	$437,500
December 31, 2023	$437,500
March 31, 2024	$437,500
June 30, 2024	$437,500
September 30, 2024	$437,500
December 31, 2024	$437,500
March 31, 2025	$437,500
June 30, 2025	$437,500
September 30, 2025	$437,500
December 31, 2025	$437,500
March 31, 2026	$437,500
June 30, 2026	$437,500
September 30, 2026	$437,500
December 31, 2026	$437,500
March 31, 2027	$437,500
Maturity Date for Term Loans	All unpaid aggregate principal amounts of any outstanding Term Loans

(c)            Section 2.14(a)(i) of the Existing Credit Agreement shall be amended and restated in its entirety to read:

(i)            the aggregate amount of all such increases shall not exceed $115,000,000,

SECTION 4. Conditions to Effectiveness.  The effectiveness of the First Amendment Incremental Term Loan Commitments, the funding of the First Amendment Incremental Term Loans and the effectiveness of the amendments and waivers to the Existing Credit Agreement set forth herein are each subject to the satisfaction of all of the following conditions precedent (the date on which such conditions shall have been satisfied or waived, the “First Amendment Effective Date”):

(a)  the Incremental Lenders and the Administrative Agent shall have received executed counterparts of this Amendment from the Loan Parties, each Incremental Lender, the Agents and the Required Lenders;

(b)  the Incremental Lenders shall have received executed counterparts of the fee letter dated as of the First Amendment Effective Date between the Borrower and the Incremental Lenders (the “First Amendment Fee Letter”);

(c)  no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date immediately before or after giving effect to this Amendment;

(d)  the representations and warranties of each Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the First Amendment Effective Date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(e)  the Administrative Agent and BXC Representative shall have received fully executed counterparts of (i) the First Amendment to the Intercreditor Agreement (the “First Amendment to Intercreditor Agreement”), and (ii) Amendment No. 4 to ABL Credit Agreement, in each case, in form and substance reasonably satisfactory to the BXC Representative;

(f)  the Administrative Agent and BXC Representative shall have received a certificate from the Secretary of each Loan Party (i) attesting to the resolutions of such Loan Party’s board of directors or equivalent body authorizing its execution, delivery, and performance of this Amendment, (ii) authorizing specific officers of such Loan Party to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of such Loan Party;

(g)  the Administrative Agent and BXC Representative shall have received copies of each Loan Party’s Organization Documents, as amended, modified, or supplemented to the First Amendment Effective Date, which Organization Documents shall be (i) certified by the Secretary or an Authorized Person of such Loan Party, and (ii) with respect to Organization Documents that are charter documents, certified as of a recent date (not more than thirty (30) days prior to the Closing Date) by the appropriate governmental official;

(h)  the Administrative Agent and BXC Representative shall have received a certificate of status with respect to each Loan Party, dated within thirty (30) days of the First Amendment Effective Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Loan Party, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction;

(i)  the Administrative Agent and BXC Representative shall have received a solvency certificate, in form and substance reasonably satisfactory to BXC Representative, certifying as to the solvency of the Loan Parties taken as a whole after giving effect to the transactions contemplated under the Agreement on the First Amendment Effective Date;

(j)  the Administrative Agent and BXC Representative shall have received favorable opinions of counsel to the Loan Parties in form and substance reasonably satisfactory to BXC Representative addressed to Administrative Agent and Lenders with respect to the Loan Parties, this Amendment and such other matters as BXC Representative shall reasonably request (which such opinions shall expressly permit reliance by permitted successors and assigns of the addressees thereof);

(k)  the Administrative Agent shall have received a Committed Term Loan Notice in accordance with Section 2.3(a) of the Credit Agreement;

(l)  the Incremental Lenders shall have received (or contemporaneously with the First Amendment Effective Date) the fees required to be paid pursuant to the First Amendment Fee Letter;

(m) the Administrative Agent shall have received (or shall receive contemporaneously with the First Amendment Effective Date) an amendment fee in the amount of $5,000 in respect of this Amendment;

(n)  Borrower shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment, including the reasonable, documented and invoiced legal fees of one firm of counsel for each of (i) the Agents and (ii) the BXC Representative.

SECTION 5. Representations and Warranties of Loan Parties. Borrower and each other Loan Party represent and warrant as follow:

(a)            As to each Loan Party, the execution, delivery, and performance by such Loan Party of this Amendment has been duly authorized by all necessary action on the part of such Loan Party.

(b)            this Amendment has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; and

(c)            the representations and warranties of each Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the First Amendment Effective Date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

SECTION 6. Effect of Amendment; Etc.  Except as expressly set forth herein, this Amendment and the foregoing waivers shall be effective only to the extent specifically set forth herein and such waivers shall not (a) be construed as a waiver of any breach, Default or Event of Default known or unknown to Agents and/or the Lenders, (b) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Credit Agreement and the Loan Documents, except as specifically waived by the terms hereof, (c) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement or the Loan Documents, (d) be deemed or construed to be a waiver or release of, or a limitation upon, Agents’ or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any Loan Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved, or (e) be deemed to waive or modify any other requirement or term of the Credit Agreement or any of the Loan Documents.  Without limiting the foregoing, Borrower acknowledges and agrees that each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Existing Credit Agreement, as amended hereby).  On and as of the First Amendment Effective Date, (i) this Amendment shall be a Loan Document and (ii) each reference in the Credit Agreement to “this Amendment”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Existing Credit Agreement as amended hereby.

SECTION 7. Choice of Law and Venue; Jury Trial Waiver; Judicial Reference Provision.  The provisions of Section 12 to the Credit Agreement are hereby incorporated by reference as if such Section was fully set forth herein.

SECTION 8. Reaffirmation of the Loan Parties.  Each Loan Party hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Existing Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended, modified, or waived by this Amendment.  For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of, among others, the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

SECTION 9. Notices; Successors.  All communications and notices hereunder shall be given as provided in the Credit Agreement.  The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

SECTION 10. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment.  Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.  The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 12. Incorporation of Credit Agreement Miscellaneous Provisions. Each of the provisions provided in the following sections of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Amendment” in any such provision read “this Amendment”: Section 17.1 (Effectiveness) and Section 17.9 (Confidentiality).

SECTION 13. Agents.  The Lenders party hereto, constituting all of the Lenders, hereby (i) direct each of the Agents to execute and deliver this Amendment and the First Amendment to Intercreditor Agreement and (ii) acknowledge and agree that (x) the direction in this Section 13 constitutes a direction from the Lenders under the provisions of Section 15 of the Credit Agreement and (y) the Agents shall be entitled to all of the rights, benefits, exculpations and protections set forth in the Credit Agreement (including, without limitation, those set forth in Section 15 of the Credit Agreement (including Sections 15.3 and 15.7 of the Credit Agreement)) in connection with any and all actions taken by the Agents in accordance with such direction.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:
CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation
By: /s/ Kevin C. Clark Name: Kevin C. Clark Title: Co-Founder, CEO and President

GUARANTORS:
CEJKA SEARCH, INC., a Delaware corporation
By: /s/ William Burns Name: William Burns Title: Vice President
CROSS COUNTRY STAFFING, INC., a Delaware corporation
By: /s/ William Burns Name: William Burns Title: Vice President
ASSIGNMENT AMERICA, LLC., a Delaware limited liability company
By: /s/ William Burns Name: William Burns Title: Vice President

[Signature Page to First Incremental Amendment]

TRAVEL STAFF, LLC, a Delaware limited liability company
By: /s/ William Burns Name: William Burns Title: Vice President
OWS, LLC, a Delaware limited liability company
By: /s/ William Burns Name: William Burns Title: Vice President
NEW MEDISCAN II, LLC, a California limited liability company
By: /s/ William Burns Name: William Burns Title: Vice President

[Signature Page to First Incremental Amendment]

MEDICAL DOCTOR ASSOCIATES, LLC, a Delaware limited liability company
By: /s/ William Burns Name: William Burns Title: Vice President

[Signature Page to First Incremental Amendment]

MDA HOLDINGS, INC., a Delaware corporation
By: /s/ William Burns Name: William Burns Title: Vice President
CREDENT VERIFICATION AND LICENSING SERVICES, LLC, a Delaware limited liability company
By: /s/ William Burns Name: William Burns Title: Vice President

[Signature Page to First Incremental Amendment]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent
By:	/s/ Joseph B. Feil Name: Joseph B. Feil Title: Vice President

[Signature Page to First Incremental Amendment]

BLACKSTONE ALTERNATIVE CREDIT ADVISORS LP, as BXC Representative
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
BGSL BRECKENRIDGE FUNDING LLC, as a Lender By: Blackstone Secured Lending Fund, as sole member
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
BLACKSTONE PRIVATE CREDIT FUND, as an Incremental Lender
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
BCRED GRANITE PEAK FUNDING LLC, BCRED SUMMIT PEAK FUNDING LLC, as both Lenders and Incremental Lenders By: Blackstone Private Credit Fund, as sole member
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory

[Signature Page to First Incremental Amendment]

BXC JADE SUB 1 LLC, as a Lender By: BXC Jade Topco 1 LP, its sole member By: BXC Jade Associates LLC, its general partner
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
BXC JADE SUB 2 LLC, , as a Lender By: BXC Jade Topco 2 LP, its sole member By: BXC Jade Associates LLC, its general partner
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
BXC JADE SUB 3 LLC, , as a Lender By: BXC Jade Topco 3 LP, its sole member By: BXC Jade Associates LLC, its general partner
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
BXC JADE SUB 4 LLC, Lender By: BXC Jade Topco 4 LP, its sole member By: BXC Jade Associates LLC, its general partner
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory

[Signature Page to First Incremental Amendment]

BXC JADE SUB 5-B LLC, as an Incremental Lender By: BXC Jade Top Sub 5-B LLC, its sole member By: BXC Jade Topco 5-B LP, its sole member By: BXC Jade Associates LLC, its general partner
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
BXC JADE SUB 6-B LLC, as an Incremental Lender By: BXC Jade Top Sub 6-B LLC, its sole member By: BXC Jade Topco 6-B LP, its sole member By: BXC Jade Associates LLC, its general partner
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
BXC JADE SUB 7-B LLC, as an Incremental Lender By: BXC Jade Top Sub 7-B LLC, its sole member By: BXC Jade Topco 7-B LP, its sole member By: BXC Jade Associates LLC, its general partner
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
BXC JADE SUB 8-B LLC, as an Incremental Lender By: BXC Jade Top Sub 8 B LLC, its sole member By: BXC Jade Topco 8-B LP, its sole member By: BXC Jade Associates LLC, its general partner
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory

[Signature Page to First Incremental Amendment]

BXC JADE SUB 9-B LLC, as an Incremental Lender By: BXC Jade Top Sub 9-B LLC, its sole member By: BXC Jade Topco 9-B LP, its sole member By: BXC Jade Associates LLC, its general partner
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
BXC JADE SUB 10-B LLC, as an Incremental Lender By: BXC Jade Top Sub 10-B LLC, its sole member By: BXC Jade Topco 10-B LP, its sole member By: BXC Jade Associates LLC, its general partner
By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory

[Signature Page to First Incremental Amendment]

Schedule C-1
Commitments

Lender	First Amendment Incremental Term Loan Commitments	First Amendment Incremental Term Loan Commitment Percentage
BCRED Granite Peak Funding LLC	$14,914,234.85	19.885646467%
BCRED Summit Peak Funding LLC	$40,471,530.25	53.962040333%
Blackstone Private Credit Fund	$3,600,000.00	4.800000000%
BXC Jade Sub 5-B LLC	$2,669,039.15	3.558718867%
BXC Jade Sub 6-B LLC	$2,669,039.15	3.558718867%
BXC Jade Sub 7-B LLC	$2,669,039.15	3.558718867%
BXC Jade Sub 8-B LLC	$2,669,039.15	3.558718867%
BXC Jade Sub 9-B LLC	$2,669,039.15	3.558718867%
BXC Jade Sub 10-B LLC	$2,669,039.15	3.558718867%
Total Commitments:	$75,000,000.00	100.000000000%